Scotia Howard Weil 46th Annual Energy Conference John Rynd Chief Executive Officer Quinn Fanning Chief Financial Officer March 26, 2018 Exhibit 99.1

FORWARD-LOOKING STATEMENTS In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of the Company, include, without limitation, fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; changes in capital spending by customers in the energy industry for offshore exploration, development and production; changing customer demands for different vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; uncertainty of global financial market conditions and difficulty accessing credit or capital; acts of terrorism and piracy; significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well-developed or consistently enforced, especially in higher political risk countries where we operate; foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; and enforcement of laws related to the environment, labor and foreign corrupt practices. Readers should consider all of these risks factors, as well as other information contained in the Company’s form 10-K’s and 10-Q’s. Scotia Howard Weil 46th Annual Energy Conference | ©2018 Tidewater Inc.

Founded in 1955 – designed the first OSV as we know it Financial restructuring completed July 31, 2017 NYSE-traded Securities (at 23 Mar 2018 close) Common Stock – TDW $28.57 Series A Warrants – TDW WS.A $3.80 Series B Warrants – TDW WS.B $3.20 Market Cap (at 23 Mar 18 close) ~$857 million, based on 30 million shares and $0.001 warrants Balance Sheet Info (at Dec 31, 2017) Cash $453 million Total Debt $448 million Stockholders’ Equity ~$1 billion 227 owned vessels (at Dec 31, 2017) 9 year average age for active fleet distributed across global operating footprint; vessels working in all water depths Our current profile “Tidewater has become possibly the strongest player in the OSV industry and is set to benefit from a gradual normalization in the OSV market over the coming years…” Clarksons Platou Equity Research August 2017 “…well positioned to take advantage of the current market downturn through M&A.” Pareto Securities, January 2018 “…Tidewater stands out in the OSV industry with a solid liquidity runway and a net cash position.” Arctic Securities November 2017 Scotia Howard Weil 46th Annual Energy Conference | ©2018 Tidewater Inc.

# Best-positioned to navigate a challenging market

## Safety Leadership

- TRIR in FY2017 lower than last five years' avg.

## Proactive Cost Control

- 2017 vessel opex down by ~57% and G&A costs (adj. for restructuring costs) down ~30% relative to Q4 2014
- Cost-cutting initiatives on-going

## Restructuring Complete

- Strong post-restructuring balance sheet, with zero net debt
- Ample liquidity to deal with industry challenges
- Positioned to lead OSV consolidation

## Committed to Compliance



## Minimal Future Capex

- Fleet renewal complete
- Remaining construction-related Capex very limited

## Trusted Partner

- 60+ years experience in global OSV market
- Highly experienced management team

## Global Footprint

- Presence in all major oil & gas basins
- Invested in local content

## Young, Modern Fleet

- 140 active vessels / 9 year avg. age with 89 vessels smart-stacked, 36 of which are less than 10 years old (as of Dec 31, '17)
- Diverse fleet capable of supporting all water depths

TIDEWATER

Scotia Howard Weil 46th Annual Energy Conference | ©2018 Tidewater Inc.

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An unwavering commitment to safety leadership Total Recordable Incident Rates CY 2007-2017 (per 200,000 Man Hours) TRIR = Sum of LTA’s and Recordables x 200,000 divided by Man Hours Worked 0.0 1.0 0.5 0.14 10 year average 1 1Industry peer statistics for CY2017 not released as of this publication Scotia Howard Weil 46th Annual Energy Conference | ©2018 Tidewater Inc.

# Working offshore rig count is the primary OSV market driver



Working Rig Count
450
400
350
300
250
200
150
100
50
0
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
Jackups
421
278
Floaters
257
117
Note: 420 total working rigs, including 25 "Other" rigs in addition to the Jackups and Floaters indicated as of January 2018

*Source: IHS Markit and Tidewater*

- Overall working rig count down ~40% from 2H 2014 peak to 420 current working rigs
- Consensus outlook assumes slow recovery in jackup and floater market beginning in 1H18
- Consensus outlook suggests **~500-550 working rigs over the next 5 years**

TIDEWATER Scotia Howard Weil 46th Annual Energy Conference | ©2018 Tidewater Inc. 6

What will OSV market equilibrium look like? 6.9 Without ~600 vessels 25+ yrs old 5.9 Without ~1,000 vessels 15+ yrs old Source: IHS Markit and Tidewater 1,000 vessels +15 years old 200 vessels < 15 yrs do not return to service 525-550 working rigs 3.4 4.5 8.3 150 New Vessel Deliveries 4.5 – 4.8 2,400 – 2,500 Active OSVs Market equilibrium requires an increase in demand and a reduction in supply 8.2 Scotia Howard Weil 46th Annual Energy Conference | ©2018 Tidewater Inc.

Supply is likely tighter than it appears Source: Clarksons Platou Securities AS (March 2018) (*includes PSVs >50m LOA and >=1000 dwt + AHTS 4-10k bhp) OSV supply, demand and fleet utilization 2001 - 2020E Production Support Demand Rig Support Demand Scotia Howard Weil 46th Annual Energy Conference | ©2018 Tidewater Inc.

# Tidewater's active fleet is relevant for the future


Tidewater's Active Fleet
As of December 31, 2017
140
Vessels
9
Years Avg Age
0
Vessels 25+ years old today
7
Vessels 15+ years old today
Number of Vessels
Deepwater Vessels
Towing Supply / Supply Vessels
Other

21 of Tidewater's 89 stacked vessels at 12/31/17 are 15+ years old.


Worldwide OSV Fleet
Estimated as of December 2017
3,500
Approx. Vessels in the Global Fleet
17%
Vessels Est. to be 25+ Years Old
29%
Vessels Est. to be 15+ Years Old
~610
Vessels 25+ years old today
~1,000
Vessels 15+ years old today
Number of Vessels Built (AHTS & PSV)

As of January 31, 2018 there are approx. 278 additional AHTS and PSVs (~8% of the global fleet) under construction. In our view, a material number of these vessels will not be completed and delivered.

*Source: IHS Markit and Tidewater*

TIDEWATER
Scotia Howard Weil 46th Annual Energy Conference | ©2018 Tidewater Inc.
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The global OSV leader Regional Headquarters Area Operations Americas Active Fleet 26 Towing Supply Towing Supply Towing Supply Our top 10 customers in 2017 (3 Super Majors, 4 NOCs and 3 Other) accounted for 75% of our revenue Revenue Mix Production Support Drilling Support 140 total active vessels with average vessel age of 9 years as of December 31, 2017. Deepwater Towing Supply Other Deepwater Towing Supply Deepwater Towing Supply 8.0 yrs Avg. Age 8.1 yrs Avg. Age Europe & Africa Active Fleet 70 Deepwater Other Towing Supply Deepwater Towing Supply 6.9 yrs Avg. Age Middle East & Asia Pacific Active Fleet 42 Deepwater Other Towing Supply Scotia Howard Weil 46th Annual Energy Conference | ©2018 Tidewater Inc.

Size and scope of operations matter AHTS and PSVs only, as of January 31, 2018 All Others (~2,400 total vessels for 400+ owners) Source: IHS Markit and Tidewater Scotia Howard Weil 46th Annual Energy Conference | ©2018 Tidewater Inc.

# A solid financial foundation prepared for a market upturn

| | | |
|---|---|---|
| Cash & Equiv.: **>$453 million** | Total Debt: **$448 million** | Book Equity: **~$1 billion** |
| Total Debt / Cap: **30%** | Net Debt/Net Cap: **0%** | Debt Maturity:<br>A. ~$350 million senior secured notes due 2022<br>B. ~$90 million export credit backed debt amortizes over ~10 yrs. |

*As of December 31, 2017*

TIDEWATER

Scotia Howard Weil 46th Annual Energy Conference | ©2018 Tidewater Inc.

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Source: FactSet research systems & Company filings as of 3/22/18 1Reflects midpoint of Estimated Reorganization Value per 3/8/18 Disclosure Statement 1 The highest equity market cap in the OSV sector Scotia Howard Weil 46th Annual Energy Conference | ©2018 Tidewater Inc.

Source: FactSet research systems & Company filings as of 3/22/18 The lowest leverage in the OSV sector 1 Scotia Howard Weil 46th Annual Energy Conference | ©2018 Tidewater Inc.

Rationalizing fleet to reduce cost of excess capacity 1 Fleet counts as of December 31 for stated calendar years Active vessels include owned and chartered vessels, where applicable 1Stacked fleet reported as of March 15, 2018 Scotia Howard Weil 46th Annual Energy Conference | ©2018 Tidewater Inc.

Minimal CAPEX spend (1) Values presented are on calendar basis ~$4 million Capex Required as of 12/31/2017 Scotia Howard Weil 46th Annual Energy Conference | ©2018 Tidewater Inc.

Tidewater’s go forward strategy Leadership in safety, compliance and operational excellence Focused on near-term cash break-even and margin expansion in the upturn Protect and preserve strong liquidity position Focused on organic growth opportunities (reactivations) and M&A Deliver best-in-class shareholder returns Scotia Howard Weil 46th Annual Energy Conference | ©2018 Tidewater Inc.

Appendix

Vessel revenue & vessel operating margin, 2008-2017 Prior peak period (2008) averaged quarterly revenue of $334M, quarterly operating margin of $168.6M at 50.4% Note: Vessel operating margin is defined as vessel revenue less vessel operating expenses $150 million 50.0% Millions Scotia Howard Weil 46th Annual Energy Conference | ©2018 Tidewater Inc.

Vessel trends – deepwater PSVs $45 million, or 45%, of Vessel Revenue in Q4 2017 Q4 2017 Avg Day Rate: $11,940 Utilization: 48.7% Scotia Howard Weil 46th Annual Energy Conference | ©2018 Tidewater Inc.

Vessel trends – AHTS $5.5 million, or 6%, of Vessel Revenue in Q4 2017 Scotia Howard Weil 46th Annual Energy Conference | ©2018 Tidewater Inc.

Vessel trends – towing supply $43 million, or 42%, of Vessel Revenue in Q4 2017 Scotia Howard Weil 46th Annual Energy Conference | ©2018 Tidewater Inc.

Fleet valuation post-fresh start accounting Vessel Count NBV Average Age Avg NBV / Vessel   (in millions) (years) (in millions) Deepwater vessels PSVs > 3,800 DWT 42 $ 362.5 5.4 $ 8.6 PSVs < 3,800 DWT 43 $ 173.0 5.8 $ 4.1 Deepwater AHTS 12 $ 66.5 9.3 $ 4.4 97 $ 602.0 7.6 $ 6.1 Towing Supply Vessels 93 $ 226.8 9.0 $ 2.4 Other Vessels 37 $ 8.4 12.2 $ 0.2 Total - All Vessels 227 $ 823.1 9.0 $ 3.6 Vessel NBV as of December 31, 2017 Scotia Howard Weil 46th Annual Energy Conference | ©2018 Tidewater Inc.